                                                                    EXHIBIT 21.1

                        WFS FINANCIAL 1999-C OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of December 31, 1999
                    for Distribution Date of January 20, 2000
                                    Class A-1


===================================================================================================================================

Original Principal Balance                                                            224,100,000.00



                                                                                                            PER $1000
                                                                                                            ORIG PRIN

AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

                 Aggregate Unpaid Principal Balance as of Prior Distribution Date     224,100,000.00       1000.000000

                 Aggregate Unpaid Principal Balance as of Current Distribution Date   186,391,938.42        831.735557

                                                    Pool Factor                             0.831736

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Principal Distributable Amount                      37,708,061.58                          168.264443


                       Plus: Prior Principal Carryover Shortfall              0.00                            0.000000
                       Less: Current Principal Carryover Shortfall            0.00                            0.000000
                                                                  -----------------


                 Total Principal Distributable Amount                                  37,708,061.58        168.264443


INTEREST DISTRIBUTABLE AMOUNT:

                 Interest Distributable Amount                        4,429,840.73                           19.767250

                       Plus: Prior Interest Carryover Shortfall               0.00                            0.000000
                       Less: Current Interest Carryover Shortfall             0.00                            0.000000
                                                                  -----------------

                 Total Interest Distributable  Amount                                   4,429,840.73         19.767250


                                                                                                            PER $1000
                                                                                                            AGGREGATE

AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL

                 Aggregate Scheduled Balance                        462,291,938.42                          924.583877

                 Servicing Fee                                        1,521,093.00                            3.042186

                 Spread Account                                      24,714,013.93                           49.428028
                 Net Change in Spread Account                         4,714,013.93                                 n/a

                 Note Percentage                                       100.000000%                                 n/a

                 Certificate Percentage                                  0.000000%                                 n/a

===================================================================================================================================


                        WFS FINANCIAL 1999-C OWNER TRUST

                          Statement to Securityholders
               for Master Service Report Date of December 31, 1999
                    for Distribution Date of January 20, 2000
                                    Class A-2



===================================================================================================================================

            Original Principal Balance                                                            149,425,000.00



                                                                                                                        PER $1000
                                                                                                                        ORIG PRIN

            AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

                             Aggregate Unpaid Principal Balance as of Prior Distribution Date     149,425,000.00       1000.000000

                             Aggregate Unpaid Principal Balance as of Current Distribution Date   149,425,000.00       1000.000000

                                                                Pool Factor                             1.000000

            PRINCIPAL DISTRIBUTABLE AMOUNT:

                             Principal Distributable Amount                               0.00                            0.000000


                                   Plus: Prior Principal Carryover Shortfall              0.00                            0.000000
                                   Less: Current Principal Carryover Shortfall            0.00                            0.000000
                                                                              -----------------


                             Total Principal Distributable Amount                                           0.00          0.000000


            INTEREST DISTRIBUTABLE AMOUNT:

                             Interest Distributable Amount                        3,188,231.42                           21.336667

                                   Plus: Prior Interest Carryover Shortfall               0.00                            0.000000
                                   Less: Current Interest Carryover Shortfall             0.00                            0.000000
                                                                              -----------------

                             Total Interest Distributable  Amount                                   3,188,231.42         21.336667


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE

            AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

                             Aggregate Scheduled Balance                        462,291,938.42                          924.583877

                             Servicing Fee                                        1,521,093.00                            3.042186

                             Spread Account                                      24,714,013.93                           49.428028
                             Net Change in Spread Account                         4,714,013.93                                 n/a

                             Note Percentage                                       100.000000%                                 n/a

                             Certificate Percentage                                  0.000000%                                 n/a

===================================================================================================================================


                        WFS FINANCIAL 1999-C OWNER TRUST

                          Statement to Securityholders
               for Master Service Report Date of December 31, 1999
                    for Distribution Date of January 20, 2000
                                    Class A-3


===================================================================================================================================

            Original Principal Balance                                                             73,975,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN

            AGGREGATE BALANCES:                                                                           TOTALS        BALANCE

                             Aggregate Unpaid Principal Balance as of Prior Distribution Date      73,975,000.00       1000.000000

                             Aggregate Unpaid Principal Balance as of Current Distribution Date    73,975,000.00       1000.000000

                                                                Pool Factor                             1.000000

            PRINCIPAL DISTRIBUTABLE AMOUNT:

                             Principal Distributable Amount                               0.00                            0.000000


                                   Plus: Prior Principal Carryover Shortfall              0.00                            0.000000
                                   Less: Current Principal Carryover Shortfall            0.00                            0.000000
                                                                              -----------------


                             Total Principal Distributable Amount                                           0.00          0.000000


            INTEREST DISTRIBUTABLE AMOUNT:

                             Interest Distributable Amount                        1,583,537.62                           21.406389

                                   Plus: Prior Interest Carryover Shortfall               0.00                            0.000000
                                   Less: Current Interest Carryover Shortfall             0.00                            0.000000
                                                                              -----------------

                             Total Interest Distributable  Amount                                   1,583,537.62         21.406389


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE

            AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

                             Aggregate Scheduled Balance                        462,291,938.42                          924.583877

                             Servicing Fee                                        1,521,093.00                            3.042186

                             Spread Account                                      24,714,013.93                           49.428028
                             Net Change in Spread Account                         4,714,013.93                                 n/a

                             Note Percentage                                       100.000000%                                 n/a

                             Certificate Percentage                                  0.000000%                                 n/a


===================================================================================================================================

                        WFS FINANCIAL 1999-C OWNER TRUST

                          Statement to Securityholders
               for Master Service Report Date of December 31, 1999
                    for Distribution Date of January 20, 2000
                                   Certificate

===================================================================================================================================

            Original Principal Balance                                                             52,500,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN

            AGGREGATE BALANCES:                                                                           TOTALS        BALANCE

                             Aggregate Unpaid Principal Balance as of prior Distribution Date      52,500,000.00       1000.000000

                             Aggregate Unpaid Principal Balance as of current Distribution Date    52,500,000.00       1000.000000

                                                                Pool Factor                             1.000000

            PRINCIPAL DISTRIBUTABLE AMOUNT:

                             Principal Distributable Amount                               0.00                            0.000000


                                   Plus: Prior Principal Carryover Shortfall              0.00                            0.000000
                                   Less: Current Principal Carryover Shortfall            0.00                            0.000000
                                                                              -----------------


                             Total Principal Distributable Amount                                           0.00          0.000000


            INTEREST DISTRIBUTABLE AMOUNT:

                             Interest Distributable Amount                        1,166,754.17                           22.223889

                                   Plus: Prior Interest Carryover Shortfall               0.00                            0.000000
                                   Less: Current Interest Carryover Shortfall             0.00                            0.000000
                                                                              -----------------

                             Total Interest Distributable  Amount                                   1,166,754.17         22.223889


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE

            AGGREGATE SECURITY RELATED INFORMATION:                                                                  ORIG PRIN BAL

                             Aggregate Scheduled Balance                        462,291,938.42                          924.583877

                             Servicing Fee                                        1,521,093.00                            3.042186

                             Spread Account                                      24,714,013.93                           49.428028
                             Net Change in  Spread Account                        4,714,013.93                                 n/a

                             Note Percentage                                       100.000000%                                 n/a

                             Certificate Percentage                                  0.000000%                                 n/a

===================================================================================================================================
